UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 14, 2005


                             CHARMING SHOPPES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


        PENNSYLVANIA               000-07258                     23-1721355
        ------------               ---------                     ----------
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)


                  450 WINKS LANE, BENSALEM, PA            19020
                  ----------------------------            -----
            (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (215) 245-9100
                                                           --------------


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simul-taneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

     On September 14, 2005, Charming Shoppes, Inc. ("the Company") issued a press release announcing its participation in the Susquehanna Retail Focus Forum on Thursday, September 15, 2005. A copy of the press release is attached as
Exhibit 99.1 to this Report.

     The Company's presentation includes the following projections regarding the Company's financial performance:

                 Projection for Year ended January 28, 2006 vs.
                     Actual for Year Ended January 29, 2005
                     --------------------------------------

                                        Projected                      Actual
                                        Year Ended                   Year Ended
($ in millions)                       Jan. 28, 2006   % of Sales   Jan. 29, 2005   % of Sales
                                      -------------   ----------   -------------   ----------
Sales ...............................    $2,720.0       100.0%        $2,332.3       100.0%
Gross profit ........................       820.0        30.1            692.1        29.7
Selling, general and administrative
     expenses .......................       654.0        24.0            577.3        24.8
Pre-tax income ......................       152.0         5.6            101.7         4.4
Net income ..........................        96.0         3.5             64.5         2.8

Diluted net income per share ........    $   0.74                     $   0.52

Highlights:

     o    17% revenue growth

     o    50 basis point expansion in gross profit

     o 70 basis point leverage in selling, general, and administrative expenses

     o    49% year-over-year growth in net income

     o    2-year compound annual growth rate of 59% in net income


     Projected Financial Plan for Year Ended January 28, 2006:
     ---------------------------------------------------------

o    Capital expenditures of $95 - $105 million

o    Free cash flow(1) of approximately $65 million

o    Depreciation/amortization of $80 - $85 million

o    65 - 70 new store openings

--------------------
(1)  Refer to "Reconciliation of GAAP to non-GAAP Financial Measures" below




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



                                Financial Goals:
                                ----------------

o Increase earnings before income tax margins up to 7% - 8% of sales over the next few years, with increased sales and gross profit in all brands and channels

o    Deliver on synergistic opportunities to drive earnings performance

o Maintain strong liquidity from internally-generated free cash flow and bank credit line


             Reconciliation of GAAP to non-GAAP Financial Measures:
             ------------------------------------------------------

     The Company reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures, used in managing the Company's business, provide users of the Company's financial information with additional useful information. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP. Certain items that may have a significant impact on the Company's financial position, results of operations and cash flows must be considered when assessing actual financial condition and performance regardless of whether these items are included in these non-GAAP financial measures. Additionally, the methods used by the Company to calculate its non-GAAP financial measures may differ significantly from methods used by other companies to compute similar measures. As a result, the non-GAAP financial measures presented herein may not be comparable with similar measures provided by other companies.

                                                                 Projected
                                                                 Year Ended
Free Cash Flow ($ in millions)                                  Jan. 28, 2006
------------------------------                                  -------------
Most comparable GAAP measure:
Net cash provided by operating activities...................         $169.0
                                                                     ======

Non-GAAP measure:
Net cash provided by operating activities...................         $169.0
Investment in capital assets, including equipment
       acquired through capital leases, and net
       of landlord construction allowances..................          (92.0)
Capital lease financing.....................................            4.0
Long-term debt repayments...................................          (16.0)
                                                                     ------
Free cash flow..............................................         $ 65.0
                                                                     ======

     In accordance with General Instruction B.2 to Form 8-K, the information included in this "Item 7.01 Regulation FD Disclosure" shall be deemed to be "furnished" and shall not be deemed to be "filed" with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     The information included in this "Item 7.01 Regulation FD Disclosure" and in the Company's presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: failure to successfully integrate the operations of Crosstown Traders, Inc. with Charming Shoppes, Inc., the failure to implement the Company's business plan for increased profitability and growth in the plus-size women's apparel business, the failure to successfully implement the Company's business plan for Crosstown Traders, Inc., changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, a weakness in overall consumer demand, failure





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


to find suitable store locations, the ability to hire and train associates, trade restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow from its centralized distribution facilities, competitive pressures, and the adverse effects of acts or threats of war, terrorism, or other armed conflict on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2005 and other Company filings with the Securities and Exchange Commission. Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.


Item 9.01.  Financial Statements and Exhibits.

Exhibit No.    Description
-----------    -----------
   99.1        Press Release dated September 14, 2005



























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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   CHARMING SHOPPES, INC.
                                                   ----------------------
                                                   (Registrant)


Date:   September 15, 2005                         By:/S/ERIC M. SPECTER
                                                   ---------------------
                                                   Eric M. Specter
                                                   Executive Vice President
                                                   Chief Financial Officer

























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


                                  EXHIBIT INDEX

Exhibit. No.

    99.1         Press Release dated September 14, 2005

































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